---------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                    Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported: December 5, 1995)

                                 BRUNO'S, INC.
             (Exact name of registrant as specified in its charter)

                                    Alabama
                 (State or other jurisdiction of incorporation)

              0-6544                                 63-0411801
         (Commission File Number)    (I.R.S. Employer Identification No.)

                             800 Lakeshore Parkway
                           Birmingham, Alabama 35211
               (Address of principal executive offices/Zip Code)

                                 (205) 940-9400
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

      ---------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

The following exhibit is filed with this Report:

 Exhibit Number         Description
 --------------         -------------
     99                 Press Release


Item 8.  Change in Fiscal Year
         ---------------------

At a meeting of the Board of Directors of Bruno's, Inc. held on December 5, 1995, the Board of Directors adopted a resolution to change the fiscal year of Bruno's, Inc. from the Saturday nearest June 30th of each year to the Saturday closest to January 31st of each year. An Annual Report on Form 10-K for the transition period of July 2, 1995 (the first day of the current fiscal year) to January 27, 1996 will be filed by the Company.

                                   Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: December 19, 1995
                                                  BRUNO'S, INC.

                                                  By: /s/ William J. Bolton
                                                      William J. Bolton, Chief
                                                      Executive Officer and
                                                      Chairman of the Board

                               EXHIBIT INDEX


Exhibit Number                Description
--------------                --------------

     99                       Press Release